                                                                   EXHIBIT 10.30

                              CO-OBLIGOR AGREEMENT

                  This CO-OBLIGOR AGREEMENT (this "AGREEMENT"), dated as of January 28, 2004, is executed by Big 5 Corp., a Delaware corporation ("BIG 5"), and Big 5 Services Corp., a Virginia corporation ("SERVICES") (Big 5 and Services are sometimes collectively, jointly and severally, referred to herein as "BORROWERS" and individually as a "BORROWER"), in favor of and delivered to The CIT Group/Business Credit, Inc., a New York corporation, as agent ("AGENT") for Lenders (as defined below).

                  WHEREAS, Big 5, on the one hand, and the financial institutions from time to time party thereto as lenders (collectively, "LENDERS") and Agent, as agent for Lenders, on the other hand, have previously entered into that certain Amended and Restated Financing Agreement, dated as of March 20, 2003 (the "AGREEMENT"; the Agreement, together with the Joinder Agreement (defined below) and any and all other agreements, instruments and documents executed in connection therewith, and as all of the foregoing may be amended, restated, supplemented or modified from time to time in accordance with their terms, are collectively referred to herein as the "LOAN DOCUMENTS");

                  WHEREAS, Borrowers, Agent and Lenders are, concurrently herewith, entering into that certain Joinder Agreement (the "JOINDER AGREEMENT"), pursuant to which, Services shall be joined and added as a co-borrower and co-obligor under the Agreement and Loan Documents;

                  WHEREAS, each Borrower is interested in the financial success of the other Borrower and each Borrower will directly and materially benefit from the financial accommodations which the Lenders will extend to all Borrowers pursuant to the Loan Documents;

                  WHEREAS, in order to induce the Agent and Lenders to enter into the Joinder Agreement and to continue to extend the financial accommodations to Borrowers, and in consideration thereof, Borrowers have agreed to execute and deliver this Agreement to Agent, for the benefit of Lenders, which Agreement shall be a Loan Document.

                  NOW THEREFORE, in light of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Each Borrower agrees that it is jointly and severally, directly and primarily liable to Agent and Lenders for payment in full of all amounts owing to Agent and Lenders under the Loan Documents, whether for principal, interest or otherwise (collectively, the "OBLIGATIONS") and that such liability is independent of the duties, obligations, and liabilities of the other Borrower. Agent and Lenders may bring a separate action or actions on each, any, or all of the Obligations against any Borrower, whether action is brought against the other Borrower or whether the other Borrower is joined in such action. In the event that any Borrower fails to make any payment of any Obligations on or before the due date thereof, the other Borrower immediately shall cause such payment to be made or each of such Obligations to be performed, kept, observed, or fulfilled.

                  2. The Loan Documents are a primary and original obligation of each Borrower, are not the creation of a surety relationship, and are an absolute, unconditional, and continuing promise of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the Loan Documents. Each Borrower agrees that its liability under the Loan Documents shall be immediate and shall not be contingent upon the exercise or enforcement by Agent of whatever remedies it may have against the other Borrower, or the enforcement of any lien or realization upon any security Agent may at any time possess. Each Borrower consents and agrees that neither Agent nor any Lender shall be under an obligation to marshal any assets of any Borrower against or in payment of any or all of the Obligations.

                  3. Each Borrower acknowledges that it is presently informed as to the financial condition of the other Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower hereby covenants that it will continue to keep informed as to the financial condition of the other Borrower, the status of the other Borrower and of all circumstances which bear upon the risk of nonpayment. Absent a written request from any Borrower to Agent for information, such Borrower hereby waives any and all rights it may have to require Agent or Lenders to disclose to such Borrower any information which Agent or Lenders may now or hereafter acquire concerning the condition or circumstances of the other Borrower.

                  4. The liability of each Borrower under the Loan Documents includes Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Obligations after prior Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Borrower hereby waives any right to revoke its liability under the Loan Documents as to future indebtedness, and in connection therewith, each Borrower hereby waives any rights it may have under Section 2815 of the California Civil Code. If such a revocation is effective notwithstanding the foregoing waiver, each Borrower acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Agent, (b) no such revocation shall apply to any Obligations in existence on such date (including, any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Agent or Lenders in existence on the date of such revocation, (d) no payment by such Borrower or from any other source prior to the date of such revocation shall reduce the maximum obligation of the other Borrower hereunder, and (e) any payment by such Borrower or from any source other than such Borrower, subsequent to the date of such revocation, shall first be applied to that portion of the Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of each Borrower hereunder.

                  5.       (a)      Each Borrower absolutely, unconditionally,
knowingly, and expressly waives:

                                    (i)      (1) notice of acceptance hereof;
                           (2) notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Obligations; (3) notice of the amount of the Obligations, subject, however, to each Borrower's right to make inquiry of Agent to ascertain the amount of the Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of the other Borrower or of any other fact that might increase such Borrower's risk hereunder; (5) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents; (6) notice of any Default or Event of Default under the Loan Documents; and (7) all other notices (except if such notice is specifically required to be given to Borrowers hereunder or under the Loan Documents) and demands to which such Borrower might otherwise be entitled.

                                    (ii)     its right, under Sections 2845 or
                           2850 of the California Civil Code, or otherwise, to require Agent or Lenders to institute suit against, or to exhaust any rights and remedies which Agent or any Lender has or may have against, the other Borrower or any third party, or against any collateral for the Obligations provided by the other Borrower, or any third party. In this regard, each Borrower agrees that it is bound to the payment of all Obligations, whether now existing or hereafter accruing, as fully as if such Obligations were directly owing to Agent or Lenders by such Borrower. Each Borrower further waives any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally performed and indefeasibly paid) of the other Borrower or by reason of the cessation from any cause whatsoever of the liability of the other Borrower in respect thereof.

                                    (iii)    (1) any rights to assert against
                           Agent or Lenders any defense (legal or equitable), set-off, counterclaim, or claim which such Borrower may now or at any time hereafter have against the other Borrower or any other party liable to Agent or Lenders; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security there for; (3) any defense such Borrower has to performance hereunder, and any right such Borrower has to be exonerated, provided by Sections 2819, 2822, or 2825 of the California Civil Code, or otherwise, arising by reason of: the impairment or suspension of Agent's or Lender's rights or remedies against the other Borrower; the alteration by Agent and Lenders of the Obligations; any discharge of the other Borrower's obligations to Agent and Lenders by operation of law as a result of Agent's or Lenders' intervention or omission; or the acceptance by Agent or Lenders of anything in partial satisfaction of the Obligations;
                           (4) the benefit of any statute of limitations affecting such Borrower's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Borrower's liability hereunder.

                           (b)      Each Borrower absolutely, unconditionally,
knowingly, and expressly waives any defense arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by Agent and Lenders including any defense based upon an election of remedies by Agent or Lenders under the provisions of Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure or any similar law of California or any other jurisdiction; or (ii) any election by Agent and Lenders under Bankruptcy Code
Section 1111(b) to limit the amount of, or any collateral securing, its claim against the Borrowers. Pursuant to California Civil Code Section 2856(b),(c) and (d):

                                    Each Borrower waives all rights and defenses
                           arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Borrower's rights of subrogation and reimbursement against the other Borrower by the operation of
                           Section 580(d) of the California Code of Civil Procedure or otherwise.

                                    Each Borrower waives all rights and defenses
                           that such Borrower may have because the Obligations are secured by real property. This means, among other things:

                                    (i)      Agent and Lenders may collect from
                           such Borrower without first foreclosing on any real or personal property collateral pledged by the other Borrower.

                                    (ii)     If Agent or Lenders foreclose on
                           any real property collateral pledged by the other
                           Borrower:

                                             (A)  The amount of the Obligations
                                             may be reduced only by the price
                                             for which that collateral is sold
                                             at the foreclosure sale, even if
                                             the collateral is worth more than
                                             the sale price.

                                             (B)  Agent may collect from such
                                             Borrower even if Agent, by
                                             foreclosing on the real property
                                             collateral, has destroyed any right
                                             such Borrower may have to collect
                                             from such other Borrower.

                                    This is an unconditional and irrevocable
                           waiver of any rights and defenses each Borrower may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon
                           Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

If any of the Obligations at any time are secured by a mortgage or deed of trust upon real property, Agent may elect, in its sole discretion, upon a default with respect to the Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing the Loan Documents, without diminishing or affecting the liability of any Borrower hereunder except to the extent the Obligations are repaid with the proceeds of such foreclosure. Each Borrower understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Agent nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Borrower against the other Borrower or other guarantors or sureties, and (b) absent the waiver given by such Borrower, such an election would prevent Agent from enforcing the Loan Documents against such Borrower. Understanding the foregoing, and understanding that such Borrower is hereby relinquishing a defense to the enforceability of the Loan Documents, such Borrower hereby waives any right to assert against Agent any defense to the enforcement of the Loan Documents, whether denominated "estoppel" or otherwise, based on or arising from an election by Agent nonjudicially to foreclose any such mortgage or deed of trust. Each Borrower understands that the effect of the foregoing waiver may be that each Borrower may have liability hereunder for amounts with respect to which such Borrower may be left without rights of subrogation, reimbursement, contribution, or indemnity against the other Borrower or other guarantors or sureties. Each Borrower also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of such Borrower's liability under the Loan Documents.

                           (c)      Each Borrower hereby absolutely,
unconditionally, knowingly, and expressly waives: (i) any right of subrogation such Borrower has or may have as against the other Borrower with respect to the Obligations; (ii) any right to proceed against the other Borrower or any other person or entity, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which such Borrower may now have or hereafter have as against the other Borrower with respect to the Obligations; and (iii) any right to proceed or seek recourse against or with respect to any property or asset of the other Borrower.

                           (D)      WITHOUT LIMITING THE GENERALITY OF ANY OTHER
WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH BORROWER HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES AND AGREES NOT TO ASSERT ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2825, 2839, 2845, 2848, 2849, AND 2850, CALIFORNIA CODE
OF CIVIL PROCEDURE SECTIONS 580A, 580B, 580C, 580D, AND 726, AND CHAPTER 2 OF TITLE 14 OF DIVISION 3 OF THE CALIFORNIA CIVIL CODE.

                  6. Each Borrower consents and agrees that, without notice to or by such Borrower, and without affecting or impairing the liability of such Borrower hereunder, Agent and Lenders may, by action or inaction:

                           (a)      compromise, settle, extend the duration or
the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Loan Documents, or any part thereof, with respect to the other Borrower;

                           (b)      release the other Borrower or grant other
indulgences to the other Borrower in respect thereof;

                           (c)      amend or modify in any manner and at any
time (or from time to time) any of the Loan Documents; or

                           (d)      release or substitute any other guarantor,
if any, of the Obligations, or enforce, exchange, release, or waive any security for the Obligations or any other guaranty of the Obligations, or any portion thereof.

                  7. Agent, on behalf of Lenders, shall have the right to seek recourse against each Borrower to the fullest extent provided for herein, and no election by Agent to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Agent's right to proceed in any other form of action or proceeding or against other parties unless Agent has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Agent or Lenders under the Loan Documents shall serve to diminish the liability of any Borrower under this Agreement except to the extent that Agent finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

                  8. The Obligations shall not be considered indefeasibly paid for purposes of this Agreement unless and until all payments to Agent are no longer subject to any right on the part of any person, including any Borrower, any Borrower as a debtor in possession, or any trustee (whether appointed pursuant to 11 U.S.C., or otherwise) of any Borrowers' assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. Upon such full and final performance and indefeasible payment of the Obligations, Agent shall have no obligation whatsoever to transfer or assign its interest in the Loan Documents to any Borrower. In the event that, for any reason, any portion of such payments to Agent is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and each Borrower shall be liable for the full amount Agent is required to repay plus any and all costs and expenses (including reasonable attorneys' fees and attorneys' fees incurred pursuant to 11 U.S.C.) paid by Agent in connection therewith.

                  9. At the request of Borrowers to facilitate and expedite the administration and accounting processes and procedures of their borrowings under the Agreement, Agent has agreed, in lieu of maintaining separate loan accounts on Agent's books in the name of each of the Borrowers, that Agent may maintain a single loan account under the name of all of the Borrowers (the "LOAN ACCOUNT"). Loans made under the Agreement shall be made jointly and severally to Borrowers and shall be charged to the Loan Account, together with all interest and other charges as permitted under and pursuant to this Agreement. The Loan Account shall be credited with all repayments of Obligations received by Agent, on behalf of Borrowers, from any Borrower pursuant to the terms of the Agreement.

                  10. Agent shall render to Big 5, on behalf of Borrowers, one statement of the Loan Account, which shall be deemed to be an account stated as to each Borrower and which will be deemed correct and accepted by each Borrower unless Agent receives a written statement of exceptions from any Borrower within thirty (30) days after such statement has been rendered by Agent. Each Borrower hereby expressly agrees and acknowledges that Agent shall have no obligation to account separately to such Borrower.

                  11. Requests for advances under the Agreement may be made by any Borrower, pursuant to the terms thereof. Each Borrower expressly agrees and acknowledges that Agent shall have no responsibility to inquire into the correctness of the apportionment or allocation of or any disposition by any Borrower of (a) any advances or loans under the Agreement, or (b) any of the expenses and other items charged to the Loan Account pursuant to the Agreement. All such advances and loans and such expenses and other items shall be made for the collective, joint, and several account of Borrowers and shall be charged to the Loan Account.

                  12. Each Borrower agrees and acknowledges that the administration of the Agreement on a combined basis, as set forth in this Agreement, is being done as an accommodation to Borrowers and at their request, and that Agent shall incur no liability to any Borrower as a result thereof. To induce Agent to do so, and in consideration thereof, each Borrower hereby agrees to indemnify and hold Agent harmless from and against any and all liability, expense, loss, damage, claim of damage, or injury, made against Agent by any Borrower or by any other person or entity, arising from or incurred by reason of such administration of the Agreement.

                  13. Each Borrower represents and warrants to Agent that the collective administration of the loans is being undertaken by Agent pursuant to this Agreement because Borrowers, while separate and distinct legal entities, are integrated in their operation and administration and require financing on a basis permitting the availability of credit from time to time to each Borrower. Each Borrower will derive benefit, directly and indirectly, from such collective administration and credit availability because the successful operation of each Borrower is enhanced by the continued successful performance of the integrated group. 14. This Agreement shall append and shall be a Loan Document; and this Agreement shall be governed by and construed in accordance with the laws of the State of California and all applicable federal laws of the United States of America. The Loan Documents shall be read in conjunction with this Agreement.

   [the remainder of this page left blank intentionally; signatures to follow]

                  IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.

                                         BIG 5 CORP.,
                                         a Delaware corporation

                                         By /s/ Charles P. Kirk
                                            ------------------------------
                                         Name: Charles P. Kirk
                                         Title: Senior Vice President and
                                                Chief Financial Officer

                                         BIG 5 SERVICES CORP.,
                                         a Virginia corporation

                                         By /s/ Charles P. Kirk
                                            ----------------------------
                                         Name: Charles P. Kirk
                                         Title: Senior Vice President and
                                                Chief Financial Officer

                                       S-1